Exhibit 10.8
DEFI DEVELOPMENT CORP.
CONSULTING AGREEMENT
This Consulting Agreement (this “Agreement”) is made on 8/10/2026 and shall have effect as of June 8, 2026 (the “Effective Date”), by and between DeFi Development Corp., a Delaware corporation (the “Company”), and Mempool Exploration, LLC (“Consultant”).
1.Consulting Relationship. During the term of this Agreement, Consultant will provide consulting services to the Company regarding transition of operations of certain validators owned by the Company and related matters (the “Services”), including providing the Company with a written transition plan for operations of the Company’s validators within 6 weeks after the EffectiveDate. Consultant will use Consultant’s best efforts to perform the Services such that the results are satisfactory to the Company.
2.Fees. As consideration for the Services that Consultant will provide and Consultant’s other obligations hereunder, the Company will pay to Consultant $8,333 per month, payable in arrears within 30 calendar days of the end of each calendar month. Consultant acknowledges that Consultant will receive an IRS Form 1099-NEC from the Company, and that Consultant will be solely responsible for all federal, state, and local taxes, as set forth in Section 5 and Section 6(b).
3.Expenses. Consultant will furnish, at Consultant’s expense, the materials, equipment, supplies, and other resources necessary to perform the Services. Consultant is not authorized to incur on behalf of the Company any expenses and will be responsible for all expenses incurred while performing the Services unless otherwise negotiated between the parties and agreed to in writing by the Primary Contact (as defined in Section 7 below). Authorized expenses shall be paid within 30 days of submission of an expense claim or the submission of requested documentation pursuant to Section 7 (whichever is the later).
4.Term and Termination. Consultant will serve as a consultant to the Company for a period commencing on the Effective Date and terminating on the earlier of (a) the date Consultant completes the provision of the Services to the Company under this Agreement and (b) May 30, 2027.
Notwithstanding the above, either party may terminate this Agreement at any time upon 30 days’ written notice. In the event of such termination of this Agreement, Consultant will be paid for any portion of the Services that have been performed prior to the termination of this Agreement.
Should either party default in the performance of this Agreement or materially breach any of its obligations under this Agreement, including Consultant’s obligations u
Under the Proprietary Information and Invention Assignment Agreement between the Company and Consultant in substantially the form attached hereto as Exhibit A (the “PIIA”), the non-breaching party may terminate this Agreement immediately if the breaching party fails to cure the breach within 5 business days after advance written notice by the non-breaching party of the breach or default. Abandonment of contractual obligations will constitute grounds for immediate termination of this Agreement by the other party.
5.Independent Contractor. Consultant’s relationship with the Company (the “Relationship”) will be that of an independent contractor and not that of an employee, associate, joint venture and/or agent. Because Consultant is an independent contractor, Consultant is not entitled to participate in any Company vacation, group medical or life insurance, disability, profit sharing or retirement benefits, or any other fringe benefits or benefit plans offered by the Company to its employees, and the Company will not be responsible for withholding or paying any income, payroll, Social Security, or other federal, state, or local taxes, making any insurance contributions, including for unemployment or disability, or obtaining workers’ compensation insurance on Consultant’s behalf.

6.Method of Provision of Services. Consultant will be solely responsible for determining the method, details and manner and means of performing the Services.
(a)No Authority to Bind Company. Consultant acknowledges and agrees that Consultant has no authority to enter into contracts that bind the Company or create obligations on the part of the Company without the prior written authorization of the Company. Consultant is not an agent of the Company and does not have authority to enter into contracts on Company’s behalf.
(b)Withholding; Indemnification. Consultant will have full responsibility for applicable withholding taxes for all amounts paid to Consultant under this Agreement, and for compliance with all applicable labor and employment requirements with respect to Consultant’s self-employment, sole proprietorship or other form of business organization. Consultant agrees to indemnify, defend and hold the Company harmless from any liability for, or assessment of, any claims or penalties with respect to such withholding taxes, labor or employment requirements, including any liability for, or assessment of, withholding taxes imposed on the Company by the relevant taxing authorities with respect to any amount paid to Consultant. Consultant agrees to indemnify, defend, and hold harmless Company and its affiliates, shareholders, successors, officers and directors, employees, attorneys, assigns, subsidiaries, agents, licensors, investors, managers, and other affiliated companies, and their employees, contractors, managing agents, agents, investors, and officers and directors (collectively, the “Company Indemnified Parties”), against any claims, judgments, settlements, losses, and expenses (including reasonable attorneys’ fees, expert and other witness costs and fees, costs, penalties, interest, and disbursements) (“Claims”) brought against any Company Indemnified Parties to the extent those Claims are based upon allegations arising out of, or resulting from (i) the Services performed by Consultant pursuant to this Agreement (including any breach or alleged breach of representations or warranties, or any fraudulent act, negligent act or wilful misconduct by Consultant); (ii) Consultant’s violation of any term of this Agreement, including Consultant’s breach of any of the representations and warranties in this Agreement; (iii) Consultant’s violation of any third party right, including any right of privacy or intellectual property rights; or (iv) Consultant’s violation of any applicable law, rule or regulation; or (v) any other acts or omissions by Consultant. The Company may satisfy such indemnity (in whole or in part) by way of deduction from any payment due to Consultant to the maximum extent permitted by applicable law. The Consultant shall have no obligation under this clause to the extent a Claim arises out of the fraud, negligence or wilful misconduct of any Company Indemnified Party, the Company’s breach of this Agreement or Consultant’s compliance with the Company’s written instructions or specifications. The Company agrees to indemnify, defend and hold harmless Consultant and its officers, directors, members, managers, employees and agents (collectively, the “Consultant Indemnified Parties”) against any Claims brought by a third party against any Consultant Indemnified Parties to the extent those Claims arise out of or result from (i) the Company’s breach of this Agreement, (ii) the fraud, negligence or wilful misconduct of the Company, (iii) the Company’s violation of any applicable law, rule or regulation or (iv) Consultant’s performance of the Services in accordance with the Company’s written instructions or specifications. A party seeking indemnification under this Section will give the indemnifying party prompt written notice of the Claim, reasonable cooperation at the indemnifying party’s expense and sole control of the defense and settlement of the Claim; provided that the indemnifying party will not settle any Claim in a manner that imposes any liability, obligation or admission of wrongdoing on the indemnified party without that party’s prior written consent
7.Consultant’s Primary Contact. All of the services to be performed by Consultant, including the Services, will be as agreed between Consultant and the Company’s Chief Executive Officer (the “Primary Contact”). Consultant may be asked to provide status information to the Primary Contact from time to time, upon reasonable notice and request by the Company, concerning the Services performed under this Agreement. The Company may change the Primary Contact at any time at its sole discretion by providing notice to the Consultant.

8.Consulting or Other Services for Competitors. Company and Consultant anticipate and agree that Consultant may and in fact will perform services for others, or do other types of work (either as an independent contractor or employee or other), while this Agreement is in effect, including Services for Company’s competitors; provided, however, such engagement must not interfere with the fulfillment of the terms of this Agreement, or require Consultant to violate the terms of this Agreement. Consultant represents and warrants that Consultant holds itself out as performing services similar to those provided to Company for others. This representation is a material term of this Agreement. In no event will any of the Services be performed for the Company at the facilities of a third party or using the resources of a third party unless expressly agreed to by the Company in advance and expressly confirmed in a written addendum to this Agreement.
9.Proprietary Information and Invention Assignment Agreement. Consultant will sign, or has signed, the PIIA, on or before the Effective Date.
10.Representations and Warranties. Consultant represents and warrants that Consultant has the requisite skills and ability to complete the Services pursuant to this agreement in a skilled, professional, and timely manner. Consultant further represents and warrants that Consultant operates Consultant’s own business and has complied with all local, state, and federal laws regarding business permits, licenses, and insurance that may be required to perform the Services to be provided under the terms of this Agreement. Consultant will stay current on any required licensures and permits needed to fulfill Consultant’s obligations under this Agreement. Consultant represents and warrants that Consultant will comply with all laws and regulations applicable to Consultant’s performance of the Services.
11.Export and Sanctions Compliance. Consultant represents, warrants and covenants that Consultant (a) will comply, and will continue to comply during the term of this Agreement, with all applicable laws and regulations, including applicable anti-corruption laws and regulations and U.S. and non-U.S. export control laws and regulations, trade sanctions laws and regulations, and laws and regulations prohibiting corrupt practices and/or bribery (collectively, “Export and Sanctions Laws”) and (b) is not the subject of any embargoes, sanctions, trade controls, or investment restrictions imposed, administered, or enforced by the U.S. Department of the Treasury's Office of Foreign Assets Control, the U.S. Commerce Department, the U.S. State Department, Executive Orders by the President of the United States, the United Nations Security Council, the United Kingdom, the European Union or any member thereof. Further, neither Consultant nor any of its Assistants will, directly or indirectly, export, distribute, provide, or otherwise transfer any Confidential Information (as defined in the PIIA) or product thereof in violation of Export and Sanctions Laws.
12.Limitation of Liability. IN NO EVENT WILL EITHER PARTY BE LIABLE TO THE OTHER OR ANY THIRD-PARTY FOR ANY LOSS OF PROFITS, LOSS OF USE, LOSS OF REVENUE, LOSS OF GOODWILL, ANY INTERRUPTION OF BUSINESS, OR FOR ANY INDIRECT, SPECIAL, INCIDENTAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OF ANY KIND ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND/OR THE SERVICES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, EVEN IF THAT PARTY HAS BEEN ADVISED OR IS OTHERWISE AWARE OF THE POSSIBILITY OF SUCH DAMAGES. IN NO EVENT WILL EITHER PARTY’S LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT AND THE SERVICES EXCEED THE AMOUNT ACTUALLY PAID BY COMPANY UNDER THIS AGREEMENT IN THE 12 MONTH PERIOD DIRECTLY PRIOR TO THE ACCRUAL OF THE FIRST CLAIM. NEITHER PARTY WILL BRING ANY ACTION AGAINST THE COMPANY, REGARDLESS OF FORM, ARISING OUT OF OR INCIDENTAL TO THIS AGREEMENT, MORE THAN THREE YEARS AFTER THE CAUSE OF ACTION FOR WHICH SUCH CLAIM HAS ACCRUED. MULTIPLE CLAIMS WILL NOT EXPAND THIS LIMITATION. THE EXCLUSIONS AND LIMITATIONS IN THIS SECTION

WILL NOT APPLY TO (A) A PARTY’S GROSS NEGLIGENCE, FRAUD OR INTENTIONAL MISCONDUCT, (B) A PARTY’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 6(b), (C) A BREACH OF THE PIIA OR OF EITHER PARTY’S CONFIDENTIALITY OBLIGATIONS OR (D) THE COMPANY’S OBLIGATION TO PAY FEES AND APPROVED EXPENSES ACCRUED UNDER THIS AGREEMENT
13.Miscellaneous.
(a)Governing Law; Consent to Personal Jurisdiction. The laws of the state of Florida, without respect to its provisions for conflict of laws, will govern this Agreement. Each party hereby expressly consents to the exclusive personal jurisdiction and venue of the state and federal courts located in Palm Beach County, Florida (the “Chosen Courts”) for any lawsuit permitted by this Agreement or arising from or relating to this Agreement or the enforcement or breach thereof, agrees that all claims in respect of any such lawsuit will be heard and decided only in any such Chosen Court, waives any claim of inconvenient forum or other challenge to venue in any such Chosen Court, and agrees not to bring or maintain any such litigation before any tribunal other than the Chosen Courts (except, for clarity, in any proper appeal from a Chosen Court).
(b)Entire Agreement. This Agreement, together with its attachments and exhibits and the PIIA, constitutes the entire agreement and understanding of the parties relating to the subject matter herein, and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof.
(c)Amendments and Waivers. No amendment to this Agreement will be effective unless in writing signed by both parties to this Agreement. Neither party will be deemed to have waived any rights or remedies it may have in law or equity, nor to have given any authorizations or waived any of its rights under this Agreement, unless, and only to the extent, it does so by a specific writing signed by a duly authorised person in the case of the Consultant or the Chief Executive Officer in the case of the Company. No delay or failure to require performance of any provision of this Agreement will constitute a waiver of that provision as to that or any other instance. Any subsequent change or changes in Consultant’s contractual obligations, rights or service fees will not affect the validity or scope of this Agreement.
(d)Successors and Assigns. Consultant will not transfer, assign or delegate any right or duty under this Agreement, by operation of law or otherwise, without the prior written consent of the Company, and any attempted transfer, assignment or delegation without such consent will be void and without effect. The Company may freely transfer, assign, or delegate this Agreement or any rights or duties thereunder, in whole or in part, without the consent of Consultant. This Agreement will be binding on Consultant’s heirs, executors, administrators and other legal representatives, successors and assigns, and will be for the benefit of the Company, its successors, and its assigns.
(e)Notices. Any notice, demand or request required or permitted to be given under this Agreement will be in writing and will be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid. All notices to the Company must be addressed to the Company’s headquarters, care of its Chief Executive Officer. All notices to any other party must be addressed to the most recent address set forth in the Company’s books and records.
(f)Severability. If any provision of this Agreement is deemed to be void or unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. If the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision will be excluded from this Agreement, (ii) the balance of this Agreement will be interpreted as if such provision were so excluded and (iii) the balance of this Agreement will be enforceable in accordance with its terms to the extent permitted by applicable law. If any court or government agency of competent jurisdiction determines that, notwithstanding the terms of this Agreement specifying that the Relationship is that of an independent contractor, Consultant’s provision of services to the Company is not as an independent contractor but instead as an employee under the applicable laws, then solely to the extent that such determination is applicable, references in this Agreement to the Relationship will be interpreted to include an employment relationship.
(g)Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any. This Agreement will be deemed to be the product of all of the parties hereto, and no ambiguity will be construed in favor of or against any one of the parties hereto. The word “including” means “including without limitation.” The word “or” means “and/or.”
(h)Remedies; Fees. Each party acknowledges and agrees that its violation of this Agreement may cause the other irreparable harm, and therefore each party agrees that the other will be entitled to seek extraordinary relief in court, including temporary restraining orders, preliminary injunctions and permanent injunctions without the necessity of posting a bond or other security (or, where such a bond or security is required, each party agrees that a $1,000 bond will be adequate), in addition to and without prejudice to any other rights or remedies that the non-breaching party may have for a breach of this Agreement. Each party will notify the other in writing immediately upon its becoming aware of any such breach or threatened breach. Further, each party hereby waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach. If any legal action (including an action for arbitration or injunctive relief) is brought relating to this Agreement or the breach or alleged breach hereof, the prevailing party in any final judgment or arbitration award in any such action will be entitled to receive from the other party the reasonable attorneys’ fees (and all related costs and expenses), and all other costs and expenses paid or incurred by such prevailing party in connection with such action or proceeding and in connection with enforcing any judgment or order with respect to such matter.
(i)Advice of Counsel. CONSULTANT ACKNOWLEDGES THAT, IN EXECUTING THIS AGREEMENT, CONSULTANT SHOULD CONSULT WITH INDEPENDENT LEGAL COUNSEL, CONSULTANT HAS BEEN INFORMED OF ITS RIGHT TO INDEPENDENT COUNSEL, CONSULTANT HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND CONSULTANT HAS READ AND UNDERSTANDS ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT.
(j)Counterparts. This Agreement may be executed in any number of counterparts, either manually or electronically, each of which when so executed and delivered will be deemed an original, and all of which together will constitute one and the same agreement. Photographic or facsimile copies of any such signed counterparts may be used in lieu of the original for any purpose. The parties mutually agree to use electronic signature technology to expedite the execution of this Agreement, pursuant to the Electronic Signatures in Global National Commerce Act, the Uniform Electronic Transaction Act, California civil Code Section 1633.7, and/or any other applicable state or local law, and such electronic signatures will be enforceable as if original/handwritten.
[Signature Page Follows]

The parties have executed this Agreement as of the Effective Date.
THE COMPANY:
DEFI DEVELOPMENT CORP

By:    /s/ Joseph Onorati
    (Signature)
Name: Joseph Onorati
Title:    Chief Executive Officer

CONSULTANT:

By:    /s/ Parker White
    (Signature)
Name: Parker White

EXHIBIT A
DEFI DEVELOPMENT CORP.
PROPRIETARY INFORMATION AND INVENTION ASSIGNMENT AGREEMENT
    This Proprietary Information and Invention Assignment Agreement (this “Agreement”) is made and entered into as of ____________________ and has effect from June, 8 2026 (the “Effective Date”) by and between DeFi Development Corp., a Delaware corporation (the “Company”) and Mempool Exploration, LLC (“Consultant”). In consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Services; No Conflicts.
(a)Services. Consultant will render such services as may be required pursuant to Consultant’s independent contractor agreement with the Company entered into on or about the Effective Date (the “Consulting Agreement” and the period of time in which Consultant is engaged by the Company under the Consulting Agreement, the “Relationship”). The services to be rendered by Consultant under the Consulting Agreement are referred to herein as the “Services” and this Agreement supplements and forms an integral part of the Consulting Agreement. In the event of any conflict between provisions of this Agreement and the Consulting Agreement, this Agreement will govern.
(b)No Conflicts. Consultant represents, warrants, and covenants that neither the Relationship, Consultant’s performance of the Services, Consultant’s execution of this Agreement, nor Consultant’s performance of its obligations hereunder breach or will breach any agreement or obligation between Consultant and any previous employer, client or other third party, including any agreement or obligation to keep in confidence proprietary information or materials acquired by Consultant prior to or during the Relationship, that may restrict Consultant’s ability to enter into the Relationship or Consultant’s ability to recruit or engage customers, suppliers or service providers on behalf of the Company, or otherwise relates to or restricts Consultant’s ability to perform its duties for the Company or any obligation Consultant may have to the Company, and any agreement or obligation relating to non-competition, non-solicitation, nondisclosure, invention agreements and/or fiduciary duties. Consultant has attached a complete and accurate list of all such agreements or obligations, if any, on Exhibit A attached hereto.
2.Confidential Information.
(a)Definition. “Confidential Information” means (i) any and all data and information of any type whatsoever directly or indirectly related to the Company’s technology, intellectual property, products, candidates, business, assets, finances, operations or business opportunities or the Services, (ii) all Company Inventions (as defined below) and all associated records, (iii) any business information that may be made known to Consultant in the course of the Relationship, including any such information that the Company has received from others that the Company is obligated to treat as confidential or proprietary including “Personal Information” as such term is defined under the California Privacy Rights Act or any similar applicable law, and any implementing regulations thereunder, and (iv) any and all data and business information created, conceived of, reduced to practice, discovered, developed, generated, accessible, or obtained by or on behalf of Consultant that contains, reflects, or is derived from any of the foregoing, in each case whether in writing, or in oral, graphic, electronic, tangible, intangible or any other form, and whether disclosed, generated or obtained before or after the date on which the Relationship commenced. Confidential Information does not include information that is in or enters the public domain other than through (A) a data security breach or (B) Consultant’s or any third party’s breach of this Agreement or any similar obligations of confidentiality owed to the Company.

(b)Nondisclosure and Nonuse. Consultant will, at all times during the Relationship and thereafter, (i) hold all Confidential Information in strictest confidence, (ii) not use or reproduce any Confidential Information, except to the extent necessary to perform the Services, (iii) not disclose or publish any Confidential Information to any person, firm, institution, corporation or other entity (“Person”) without written authorization of the Board of Directors or the Chief Executive Officer of the Company in each instance, and (iv) not engage in unauthorized use or disclosure of “Personal Information” as such term is defined under the California Privacy Rights Act or any similar applicable law, and any implementing regulations thereunder. Notwithstanding the foregoing, Consultant understands that Consultant is only required to hold in confidence any Confidential Information that is not a trade secret (as defined under applicable law) for the maximum duration permitted by applicable law. Consultant will immediately give notice to the Company of any unauthorized use or disclosure of any Confidential Information. Consultant will assist the Company in remedying any such unauthorized use or disclosure of the Confidential Information. Consultant’s nondisclosure obligations under this Section 2(b) do not apply to the extent that Consultant is required to disclose information by applicable law, regulation or order of a governmental agency or a court of competent jurisdiction; provided, however, that Consultant so far as is legally permissible, will provide reasonable advance written notice thereof to the Company, consult with the Company with respect to such disclosure, provide the Company sufficient opportunity to object to any such disclosure or to request confidential treatment thereof (if applicable), and cooperate with the Company in objecting to, narrowing the scope of, or obtaining a protective order or confidential treatment of such information.
(c)Third Party Information. Consultant’s agreements in this Section 2 are intended to be for the benefit of the Company and any third party that has entrusted information or material to the Company in confidence. Consultant further agrees that, during the term of the Relationship and thereafter, Consultant will not use or disclose to the Company any confidential, proprietary information or trade secrets of Consultant’s former or current clients or any other Person, and Consultant agrees not to bring any such information onto the Company’s property or place of business and/or cause such information to be stored in the Company Facilities and Resources (as defined in Section 2(f) below), in each case without the written consent of such client or Person.
(d)Other Rights. This Agreement is intended to supplement, and not to supersede, any rights the Company may have in law or equity with respect to the protection of trade secrets or confidential or proprietary information.
(e)DTSA Notification. The misappropriation of trade secrets (a form of intellectual property) is a violation of law, like the theft of any property. In addition to state law remedies, the Defend Trade Secrets Act of 2016 (the “DTSA”) enables a trade secret owner to bring a trade secret misappropriation case in federal court. Notwithstanding any other provision of this Agreement to the contrary, pursuant to the DTSA, Consultant understands that it will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made (i) in confidence to a federal, state or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law, or (ii) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. In addition, Consultant understands that the DTSA generally permits an individual to disclose trade secrets to the individual’s attorney in the course of pursuing a lawsuit where the individual alleges retaliation for reporting a suspected violation of the law (or uses the trade secret information in such lawsuit, if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order). The DTSA does not, however, preclude the trade secret owner from seeking breach of contract remedies. Consultant understands the foregoing is a very generalized summary of the immunity provisions of the DTSA intended to satisfy the notification requirements of the DTSA and that Consultant is advised to seek legal counsel before disclosing any trade secrets if it intends to seek immunity under the DTSA.
(f)Security and Access; No Expectation of Privacy. Consultant will (i) comply with all Company security policies and procedures as in force from time to time, including those regarding computer equipment, telephone systems, voicemail systems, facilities access, monitoring, key cards, access codes, Company intranet, internet, social media and instant messaging systems, computer systems, email systems, computer networks, document storage systems, software, data security, encryption, firewalls, passwords and any and all other Company facilities, IT resources, and communication technologies (“Company Facilities and Resources”), (ii) not access or use any Company Facilities and Resources except as authorized by the Company, and (iii) not access or use any Company Facilities and Resources in any manner after the termination of the Relationship by the Company, whether termination is voluntary or involuntary. Consultant will notify the Company promptly in the event Consultant or any of its personnel learns of any violation of the foregoing by others, or of any other misappropriation or unauthorized access, use, reproduction or reverse engineering of, or tampering with any Company Facilities and Resources or other Company property or materials by others. Consultant further acknowledges and agrees that (A) Consultant has no expectation of privacy with respect to the Company Facilities and Resources and that Consultant’s activity and any files or messages on or using any of those systems may be monitored or reviewed at any time without notice, and (B) the Company Facilities and Resources and any physical property situated on the Company’s premises and owned by the Company, including disks and other storage media, filing cabinets or other work areas, are subject to inspection by Company personnel at any time with or without notice.
3.Inventions.
(a)Definitions.
(i)“Company Inventions” means any and all (A) deliverables provided to the Company by Consultant during the Relationship and (B) Inventions derived by Consultant (1) for the Company, (2) during the course of, or as a result of, performance of the Services or from use of the Company Property, or (3) during the term of the Relationship that relate in any manner to any of the Company’s actual or proposed businesses, products, services, research, or development.
(ii)“Company Property” means any and all property and resources of the Company, including Company Facilities and Resources, the Company’s products, and the Confidential Information.
(iii)“Consultant IP” means any and all Inventions that (A) Consultant or any of its personnel own or control or in which Consultant or any of its personnel have or may have an interest on or after the Effective Date and (B) are not Company Inventions.
(iv)“Derived” or “derived” means acquired, obtained, conceived, reduced to practice, developed, created, synthesized, designed, derived or resulting from, based upon or otherwise generated (whether directly or indirectly, or solely or jointly with others, or in whole or in part).
(v)“Intellectual Property Rights” means any and all patent rights, copyrights, Moral Rights (as defined below), rights in trademarks, rights in domain names, trade secret and know-how rights, and any other form of intellectual property rights recognized in any jurisdiction throughout the world, including any applications and registrations for any of the foregoing and the right to claim priority thereto anywhere in the world.

(vi)“Inventions” means any and all discoveries, inventions (whether or not protectable under patent laws), developments, processes, techniques, formulas, improvements, works of authorship, software, devices, systems, information or data, know-how, ideas, mask works, trade secrets, trademarks, service marks, trade names, trade dress or other technology, works, materials, items, intellectual property or results.
(vii)“Moral Rights” means any and all rights to claim authorship to or to object to any distortion, mutilation or other modification or other derogatory action in relation to a work, whether or not such action would be prejudicial to the author’s reputation, and any similar rights, existing under common or statutory law of any country in the world or under any treaty, regardless of whether or not such right is denominated or generally referred to as a “moral right.”
(b)Ownership. Consultant hereby irrevocably assigns, conveys and transfers to the Company, or its designee, all right, title and interest in and to the Company Inventions and all associated records, together with all Intellectual Property Rights embodied therein or related thereto, with the right to bring actions and recover damages for any past, present, or future infringement, misappropriation, or violation of such Intellectual Property Rights.
(c)Non-Assignable Rights. To the extent Consultant cannot or does not assign any of the rights, title and interest (including Intellectual Property Rights) in and to the Company Inventions to the Company, or if the Company Inventions are not owned by the Company on or after the Effective Date, then Consultant hereby grants to the Company, for no further consideration, an exclusive (even with respect to Consultant), unrestricted, royalty-free, worldwide, perpetual, transferable, irrevocable license (with the right to grant sublicenses through multiple tiers) to make, have made, use, offer for sale, sell, import, reproduce, create derivative works based upon, publicly distribute, publicly perform, publicly display, and otherwise exploit the Company Inventions. Further, to the extent Consultant cannot or does not assign or license any of the rights, title and interest (including Intellectual Property Rights) in and to the Company Inventions to the Company (whether on or after the Effective Date), Consultant irrevocably waives, and agrees not to assert against the Company (including any successor in interest), its affiliates, and its and their respective officers, directors, employees, agents, suppliers, vendors, customers and (sub)licensees, to the fullest extent permissible pursuant to applicable laws, such non-licensable rights, title and interest and consent to any action of the Company (or any Person authorized by the Company) that would violate such non-licensable rights, title and interest.
(d)Waiver of Moral Rights. Without limiting Section 3(c) above, Consultant irrevocably waives, and agrees not to assert against the Company (including any successor in interest), its affiliates, and its and their respective officers, directors, employees, agents, suppliers, vendors, customers and (sub)licensees, to the fullest extent permissible pursuant to applicable laws, any and all Moral Rights in and to the Company Inventions.
(e)Consultant IP. Consultant acknowledges and agrees that if, during the term of the Relationship, Consultant or its personnel use any Consultant IP, or Consultant or its personnel include any Consultant IP in any product or service of the Company, or Consultant’s rights in any Consultant IP may block or interfere with, or may otherwise be required or reasonably necessary or useful for, the exercise or exploitation by the Company of any rights in the Company Inventions or other rights assigned to the Company under this Agreement, then Consultant will promptly so inform the Company in writing. Whether or not Consultant gives such notice, Consultant hereby grants to the Company, for no further consideration, an unrestricted, royalty-free, worldwide, perpetual, irrevocable license (with the right to grant sublicenses through multiple tiers) to make, have made, use, offer for sale, sell, import, reproduce, create derivative works based upon, publicly distribute, publicly perform, publicly display, and otherwise exploit all such Consultant IP.
(f)Maintenance of Records. Consultant will keep and maintain adequate and current written records of all Company Inventions, which will be and remain the property of the Company, and will not remove such records from the Company’s place of business except as expressly permitted by Company policy which may, from time to time, be revised at the sole election of the Company for the purpose of furthering the Company’s business. Consultant will promptly furnish, describe, and disclose to the Company all Company Inventions.
(g)Further Assurances. For no additional consideration, Consultant will execute all papers (including assignments) and do all things required, in the Company’s sole discretion, in order to evidence, perfect, obtain, protect, defend, convey and enforce the rights of the Company in the Company Inventions (including all Intellectual Property Rights embodied therein or related thereto). Consultant irrevocably designates and appoints the Company and its duly authorized officers and agents as Consultant’s agent and attorney in fact, to execute documents or take any lawfully permitted action to evidence, perfect, obtain, protect, defend, convey and enforce the rights of the Company in the Company Inventions (including all Intellectual Property Rights embodied therein or related thereto) that Consultant is unable or unwilling to perform, all with the same legal force and effect as if Consultant executed such document. The foregoing is deemed a power coupled with an interest and is irrevocable.
(h)No Challenges. Consultant will not challenge, or perform any actions that would affect, the validity or enforceability of the Company Inventions or the Intellectual Property Rights associated therewith, or the ownership by the Company (or its designee(s)) of the Company Inventions or the Intellectual Property Rights associated therewith.
4.Company Property; Returning Company Documents; Termination Certification. Any property situated on the Company’s premises and owned by the Company or to which the Company otherwise has rights, including disks and other storage media, filing cabinets or other work areas, is subject to inspection by Company personnel at any time with or without notice. At the time of termination of the Relationship or within five (5) days of the Company’s request, Consultant will (a) deliver to the Company (and will not keep in Consultant’s possession, recreate or deliver to anyone else) (i) any and all Company Inventions and (ii) any and all Company-provided equipment, including, computers, laptops, iPads, tablets, cell phones, e-mails, cloud-based storage, encryption keys, tokens, passwords, account information, and other electronic storage devices and (b) return or destroy, at the Company’s election, any and all Confidential Information in Consultant’s possession and any and all materials containing or summarizing any Confidential Information or Company Inventions in Consultant’s possession (including such materials contained on Consultant’s personal computers, laptops, iPads, tablets, cell phones, e-mail, cloud-based storage, encryption keys, tokens, passwords, account information, or other electronic storage devices). In the event of the termination of the Relationship for any reason, Consultant will sign and deliver the Termination Certification attached hereto as Exhibit B; provided, however, Consultant’s failure to sign and deliver the Termination Certification will in no way diminish Consultant’s continuing obligations under this Agreement.
5.No Change to Duration of Relationship. This Agreement does not alter, amend or expand upon any rights Consultant may have under any existing agreements between the Company and Consultant, including the Consulting Agreement, or under applicable law.

6.Representations and Covenants.
(a)Facilitation of Agreement. Consultant will execute promptly, both during and after the end of the Relationship, any proper oath, and to verify any proper document, required to carry out the terms of this Agreement, upon the Company’s written request to do so.
(b)Voluntary Execution. Consultant acknowledges and agrees that Consultant has carefully read all of the provisions of this Agreement, that Consultant understands and has voluntarily accepted such provisions, and that Consultant will fully and faithfully comply with such provisions.
7.Electronic Delivery. Nothing herein is intended to imply a right to join or participate in any of the Company’s equity incentive plans during the Relationship; provided, however, if Consultant does participate in such plans, the Company may, in its sole discretion, decide to deliver any documents related to Consultant’s participation in the Company’s equity incentive plans by electronic means or to request Consultant’s consent to participate in such plans by electronic means. Consultant hereby consents to receive such documents by electronic delivery and agrees, if applicable, to participate in such plans through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.
8.Miscellaneous.
(a)Governing Law; Consent to Personal Jurisdiction. The laws of the state of Florida, without respect to its provisions for conflict of laws, will govern this Agreement. Each party hereby expressly consents to the exclusive personal jurisdiction and venue of the state and federal courts located in Palm Beach County, Florida (the “Chosen Courts”) for any lawsuit permitted by this Agreement or arising from or relating to this Agreement or the enforcement or breach thereof, agrees that all claims in respect of any such lawsuit will be heard and decided only in any such Chosen Court, waives any claim of inconvenient forum or other challenge to venue in any such Chosen Court, and agrees not to bring or maintain any such litigation before any tribunal other than the Chosen Courts (except, for clarity, in any proper appeal from a Chosen Court).
(b)Entire Agreement. This Agreement, together with its attachments and exhibits and the Consulting Agreement, constitutes the entire agreement and understanding of the parties relating to the subject matter herein, and supersedes all prior or contemporaneous discussions, understandings and agreements, whether oral or written, between them relating to the subject matter hereof.
(c)Amendments and Waivers. No amendment to this Agreement will be effective unless in writing signed by both parties to this Agreement. Neither party shall be deemed to have waived any rights or remedies it may have in law or equity, nor to have given any authorizations or waived any of its rights under this Agreement, unless, and only to the extent, it does so by a specific writing signed by the an authorised person in the case of the Consultant or the Chief Executive Officer of the Company in case the case of the Company. No delay or failure to require performance of any provision of this Agreement will constitute a waiver of that provision as to that or any other instance. Any subsequent change or changes in Consultant’s contractual obligations, rights or service fees will not affect the validity or scope of this Agreement.
(d)Successors and Assigns. Consultant will not transfer, assign or delegate any right or duty under this Agreement, by operation of law or otherwise, without the prior written consent of the Company, and any attempted transfer, assignment or delegation without such consent will be void and without effect. The Company may freely transfer, assign, or delegate this Agreement or any rights or duties thereunder, in whole or in part, without the consent of Consultant. This Agreement will be binding upon Consultant’s heirs, executors, administrators and other legal representatives, successors and assigns, and will be for the benefit of the Company, its successors, and its assigns.

(e)Notices. Any notice, demand or request required or permitted to be given under this Agreement will be in writing and will be deemed sufficient when delivered personally or by overnight courier or sent by email, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid. All notices to the Company must be addressed to the Company’s headquarters, care of its Chief Executive Officer. All notices to any other party must be addressed to the most recent address set forth in the Company’s books and records.
(f)Severability. If any provision of this Agreement is deemed to be void or unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. If the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision will be excluded from this Agreement, (ii) the balance of this Agreement will be interpreted as if such provision were so excluded and (iii) the balance of this Agreement will be enforceable in accordance with its terms to the extent permitted by applicable law. If any court or government agency of competent jurisdiction determines that, notwithstanding the terms of the Consulting Agreement specifying Consultant’s Relationship with the Company as that of an independent contractor, Consultant’s provision of services to the Company is not as an independent contractor but instead as an employee under the applicable laws, then solely to the extent that such determination is applicable, references in this Agreement to the Relationship between Consultant and the Company will be interpreted to include an employment relationship.
(g)Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any. This Agreement will be deemed to be the product of all of the parties hereto, and no ambiguity will be construed in favor of or against any one of the parties hereto. The word “including” means “including without limitation.” The word “or” means “and/or.”
(h)Remedies; Fees. Each party acknowledges and agrees that its violation of this Agreement may cause the other irreparable harm, and therefore it agrees that the other will be entitled to seek extraordinary relief in court, including temporary restraining orders, preliminary injunctions and permanent injunctions without the necessity of posting a bond or other security (or, where such a bond or security is required, each party agrees that a $1,000 bond will be adequate), in addition to and without prejudice to any other rights or remedies that the Company may have for a breach of this Agreement. Each party will notify the other in writing immediately upon its becoming aware of any such breach or threatened breach. Further, each party hereby waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach. If any legal action (including an action for arbitration or injunctive relief) is brought relating to this Agreement or the breach or alleged breach hereof, the prevailing party in any final judgment or arbitration award in any such action will be entitled to receive from the other party the reasonable attorneys’ fees (and all related costs and expenses), and all other costs and expenses paid or incurred by such prevailing party in connection with such action or proceeding and in connection with enforcing any judgment or order with respect to such matter.
(i)Advice of Counsel. CONSULTANT ACKNOWLEDGES THAT, IN EXECUTING THIS AGREEMENT, CONSULTANT SHOULD CONSULT WITH INDEPENDENT LEGAL COUNSEL, CONSULTANT HAS BEEN INFORMED OF ITS RIGHT TO INDEPENDENT COUNSEL, CONSULTANT HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF INDEPENDENT LEGAL COUNSEL, AND CONSULTANT HAS READ AND UNDERSTANDS ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT.

(j)Counterparts. This Agreement may be executed in any number of counterparts, either manually or electronically, each of which when so executed and delivered will be deemed an original, and all of which together will constitute one and the same agreement. Photographic or facsimile copies of any such signed counterparts may be used in lieu of the original for any purpose. The parties mutually agree to use electronic signature technology to expedite the execution of this Agreement, pursuant to the Electronic Signatures in Global National Commerce Act, the Uniform Electronic Transaction Act, California civil Code Section 1633.7, and/or any other applicable state or local law, and such electronic signatures will be enforceable as if original/handwritten.
[Signature page follows]

The parties have entered into this Agreement as of the Effective Date.

THE COMPANY
DEFI DEVELOPMENT CORP.

By:
    (Signature)
Name: Joseph Onorati
Title:    Chief Executive Officer

CONSULTANT:

By:
    (Signature)
Name: Parker White

EXHIBIT A
LIST OF CONFLICTING AGREEMENTS OR OBLIGATIONS
The following is a list of all agreements or obligations, if any, with a current or former client, employer, or any other Person, that may restrict Consultant’s ability to enter into the Relationship with the Company or Consultant’s ability to recruit or engage customers or service providers on behalf of the Company, or otherwise relate to or restrict Consultant’s ability to perform the Services for the Company or any obligation Consultant may have to the Company:

Title	Date	Identifying Number or Brief Description

Except as indicated above on this exhibit, Consultant has no conflicting agreements or obligations to disclose pursuant to this Agreement.
___ Additional sheets attached
Signature of Consultant:
Print Name of Consultant:
Date:

EXHIBIT B
TERMINATION CERTIFICATION
This Termination Certification certifies that Consultant does not have in Consultant’s possession, nor has Consultant failed to (a) return to the Company (as defined below) or destroy any Confidential Information (as defined in the Agreement (as defined below)), (b) furnish to the Company all Company Inventions, or (c) return to the Company any and all other works of authorship, domain names, original registration certificates, photographs, negatives, digital images, devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, laboratory notebooks, flow charts, materials, equipment, other documents or property, or copies or reproductions of any aforementioned items, including such items contained on Consultant’s personal computers, laptops, iPads, tablets, cell phones, e-mail, cloud-based storage, or other electronic storage devices, belonging to DeFi Development Corp., a Delaware corporation, its subsidiaries, affiliates, successors or assigns (collectively, the “Company”).
Consultant further agrees that (i) Consultant has read, understands and has complied with all the terms of the Company’s Proprietary Information and Invention Assignment Agreement signed by Consultant (the “Agreement”), including the reporting of any Consultant IP and Company Inventions (each as defined therein), and (ii) Consultant acknowledges and will comply with Consultant’s continuing obligations under the Agreement.
Consultant further agrees that, in compliance with the Proprietary Information and Invention Assignment Agreement, Consultant will preserve as confidential all trade secrets and Confidential Information in accordance with the Agreement and applicable law.
Consultant further agrees that for twelve (12) months from the date of this Termination Certification, Consultant will not either directly or indirectly use Confidential Information or Company trade secrets to solicit (including by recruiting or otherwise making efforts to hire) any employee of the Company to leave the Company; provided that general advertisements and other solicitations not specifically directed at employees of the Company, and the hiring of any person who responds to such a general solicitation will not violate this paragraph.
Consultant acknowledges that the Company has valuable trade secrets (as defined by applicable law from time to time) to which Consultant has had access. Consultant understands that the Company intends to vigorously pursue its rights under applicable trade secrets law as the circumstances warrant.
[Signature page follows]
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Date:        CONSULTANT:

(Print Consultant’s Name)

(Signature)

Email:
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